SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       March 11, 1997



                     Federal Agricultural Mortgage Corporation
                   (Exact Name of Registrant as Specified in its Charter)

  Federally chartered instrumentality
    of the United States                        0-17440       52-1578738
 State or Other Jurisdiction of Incorporation (Commission    (IRS Employer
                                               File Number) Identification No.)

         919 18th Street, N.W., Suite 200, Washington, D.C.         20006
             (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code:           (202) 872-7700

                                            N/A
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.         Other Events

      On February 20, 1997, the Federal Agricultural Mortgage Corporation issued a press release announcing financial results for the year ended December 31, 1996, a copy of which is attached hereto.


Item 7.         Financial Statements and Exhibits

      Exhibit 99(1) - Press Release (including Condensed Consolidated Balance Sheets at December 31, 1995 and 1996 and at September 30, 1996 and Condensed Consolidated Statements of Income for the quarters ended December 31, 1995, September 30, 1996 and December 31, 1996 and for the years ended December 31, 1995 and 1996).






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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FEDERAL AGRICULTURAL MORTGAGE CORPORATION
                            (Registrant)

                            By:
                                    Michael T. Bennett
                                    Vice President


Date: March 11, 1997